Exhibit 99.1

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

Quarter and Year Ended December 31, 2006

www.preit.com

NYSE common shares (PEI)

NYSE preferred shares (PEIPRA)

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

December 31, 2006

Table of Contents

Introduction

Company Information	1

Recent Developments	2

Market Capitalization and Capital Resources	3

Operating Results

Income Statement-Proportionate Consolidation Method-Three Months Ended December 31, 2006 and December 31, 2005	4

Income Statement-Proportionate Consolidation Method-Years Ended December 31, 2006 and December 31, 2005	5

Net Operating Income-Three Months Ended December 31, 2006 and December 31, 2005	6

Net Operating Income-Years Ended December 31, 2006 and December 31, 2005	7

Computation of Earnings per Share	8

Funds From Operations and Funds Available for Distribution	9

Operating Statistics

Summary of Executed Leases	10

Summarized Rent Per Square Foot and Occupancy Percentages	11

Mall Sales and Rents Per Square Foot	12

Mall Occupancy - Owned GLA	13

Power Center and Strip Center Rents Per Square Foot and Occupancy Percentages	14

Top Twenty Tenants	15

Lease Expirations	16

Gross Leasable Area Summary	17

Property Information	18

Balance Sheet

Balance Sheet-Proportionate Consolidation Method	21

Balance Sheet-Property Type	22

Investment in Real Estate	23

Property Redevelopment and Repositioning Summary	25

Development Property Summary	27

Capital Expenditures	28

Debt Analysis	29

Debt Schedule	30

Shareholder Information	31

Definitions	32

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental Financial and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: general economic, financial and political conditions, including changes in interest rates or the possibility of war or terrorist attacks; changes in local market conditions or other competitive or retail industry factors in the regions where our properties are concentrated; PREIT’s ability to maintain and increase property occupancy and rental rates, and risks relating to development or redevelopment activities, including construction, obtaining entitlements and managing multiple projects simultaneously. In particular, the successful development or redevelopment of any property is subject to a number of risks, including, among others, that PREIT’s development or redevelopment plans might change, its development or redevelopment activities might be delayed and anticipated project costs might increase. Unanticipated expenses or delays would also adversely affect PREIT’s investment returns on a development or redevelopment project. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth above, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in the related press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2005. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust (“PREIT” or “The Company”), founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers located in the Mid-Atlantic region and eastern half United States. As of December 31, 2006, the Company’s retail portfolio consists of 57 properties. The Company has 50 operating retail properties (approximately 35.1 million square feet) in 13 states, including 39 shopping malls and 11 power and strip centers, and seven properties under development.

Investors Relations

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-7311

Email: yaronn@preit.com

Credit Ratings

Preferred stock
Moody’s B1 (Stable)
Fitch B+ (Positive)

Reporting Calendar

Results for 2007 will be announced as follows (tentative date):

First Quarter 2007	May 3, 2007

Second Quarter 2007	August 2, 2007

Third Quarter 2007	November 2, 2007

Fourth Quarter 2007	February 27, 2008

Research Coverage

Company	Analyst	Phone Number

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Ben Yang	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Anthony Paolone	(212) 622-6682

Lehman Brothers	David Harris	(212) 526-1790

Morgan Stanley	Matthew Ostrower	(212) 761-6284
	Mick Chiang	(212) 761-6385

Stifel Nicolaus	David M. Fick	(410) 539-0000
	Nathan Isbee	(410) 454-4143

UBS Securities	Scott Crowe	(212) 713-1419
	Jeffrey Spector	(212) 713-6144

Pennsylvania Real Estate Investment Trust

Recent Developments

Dividends and Distributions:

February 23, 2007 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.57 per common share and a regular dividend of $1.375 per share on its 11.00% senior preferred shares.

January 12, 2007 PREIT announced the tax status of the distributions paid per share during 2006.

October 30, 2006 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.57 per common share and a regular dividend of $1.375 per share on its 11.00% senior preferred shares.

Acquisitions, dispositions, development and redevelopment activities:

January 29, 2007 PREIT announced that it will begin redevelopment of Echelon Mall, in Voorhees, New Jersey, on January 30, 2007, transforming the property to Voorhees Town Center.

January 11, 2007 PREIT announced that it completed a ground lease and sale for two parcels of land to a joint venture of Dewey Companies and Grosvenor Investment Management at Echelon Mall in Voorhees, New Jersey.

October 25, 2006 PREIT and Simon Property Group, Inc, announced an addition of an approximately 110,000 square foot lifestyle expansion to Lehigh Valley Mall in Whitehall, Pennsylvania.

Reporting activities:

February 27, 2007 PREIT reported its Fourth Quarter and 2006 financial results.

January 22, 2007 PREIT schedules its Fourth Quarter 2006 earnings call for Tuesday, February 27, 2007.

November 2, 2006 PREIT reported its Third Quarter 2006 financial results.

NOTE: These press releases are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Year Ended		Quarter Ended
	December 31,		December 31,	September 30,	June 30,	March 31,
	2006	2005	2006	2006	2006	2006
TRADING INFORMATION (NYSE)
High Price	$44.53	$50.20	$44.53	$43.41	$43.91	$44.44
Low Price	$36.75	$35.24	$37.48	$37.30	$36.75	$36.95
Average Daily Trading Volume	223,686	209,537	290,024	171,849	211,695	190,263

MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	36,947	36,521	36,947	36,865	36,660	36,660
OP Units Outstanding	4,297	4,156	4,297	3,959	4,142	4,149

TOTAL Shares and OP Units	41,244	40,677	41,244	40,824	40,802	40,809

Market Price (closing price at end of period)	$39.38	$37.36	$39.38	$42.57	$40.37	$44.00

Equity Market Capitalization - Shares and OP Units	$1,606,325	$1,519,679	$1,606,325	$1,736,920	$1,647,154	$1,795,596
Preferred Shares, Nominal Value	123,750	123,750	123,750	123,750	123,750	123,750

Total Equity Market Capitalization	1,730,075	1,643,429	1,730,075	1,860,670	1,770,904	1,919,346

DEBT CAPITALIZATION
Unsecured Debt Balance (1)	333,148	436,900	333,148	277,000	300,000	238,000
Secured Debt Balance	1,789,511	1,523,745	1,789,511	1,798,976	1,755,209	1,760,059

Debt Capitalization	2,122,659	1,960,645	2,122,659	2,075,976	2,055,209	1,998,059

TOTAL MARKET CAPITALIZATION	$3,852,734	$3,604,074	$3,852,734	$3,936,646	$3,826,113	$3,917,405

Preferred Shares/Total Market Capitalization	3.2%	3.4%	3.2%	3.1%	3.2%	3.2%
Shares and OP Units/Total Market Capitalization	41.7%	42.2%	41.7%	44.1%	43.1%	45.8%
Debt Capitalization/Total Market Capitalization	55.1%	54.4%	55.1%	52.7%	53.7%	51.0%
Equity Capitalization/Total Market Capitalization	44.9%	45.6%	44.9%	47.3%	46.3%	49.0%
Unsecured Debt Balance/Total Debt	15.7%	22.3%	15.7%	13.3%	14.6%	11.9%

DISTRIBUTIONS PER COMMON SHARE
Ordinary Income	$1.935	$2.075	$0.456	$0.493	$0.493	$0.493
Section 1250 Gain	0.037	—	0.037	—	—	—
Return of Capital/Non-Taxable	0.308	0.175	0.077	0.077	0.077	0.077

Distributions per share	$2.280	$2.250	$0.570	$0.570	$0.570	$0.570

Annualized Dividend Yield (2)	5.8%	6.0%	5.8%	5.4%	5.6%	5.2%

CAPITAL RESOURCES (in thousands)
Cash on Hand	$18,727	$25,828	$18,727	$21,457	$27,675	$29,520
Credit Facility (3)	500,000	500,000	500,000	500,000	500,000	500,000
Amount outstanding	(332,000)	(342,500)	(332,000)	(277,000)	(300,000)	(238,000)
Letters of Credit	(24,803)	(10,485)	(24,803)	(24,083)	(22,328)	(21,953)

Available Credit Facility (4)	143,197	147,015	143,197	198,917	177,672	240,047

Shelf Registration	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Amount Used	(344,146)	(344,146)	(344,146)	(344,146)	(344,146)	(344,146)

Available Shelf	655,854	655,854	655,854	655,854	655,854	655,854

TOTAL CAPITAL RESOURCES	$817,778	$828,697	$817,778	$876,228	$861,201	$925,421

(1)	The unsecured debt balance as of December 31, 2006 and December 31, 2005 includes $1,148 and $94,400 of notes payable, respectively.
(2)	Based on closing share price at the end of the period.
(3)	The unsecured Credit Facility may be increased to $650,000 under prescribed conditions.
(4)	The available Credit Facility is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Income Statement - Three Months Ended December 31, 2006 and 2005

Proportionate Consolidation Method (1)

(in thousands)

	Three months ended December 31, 2006				Three months ended December 31, 2005
	GAAP	Share of unconsolidated partnerships(1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships(1)	Discontinued operations	Total
Real estate revenues:
Base rent	$79,199	$6,246	$45	$85,490	$73,886	$5,639	$484	$80,009
Expense reimbursements	32,736	2,338	—	35,074	31,939	1,975	172	34,086
Percentage rent	4,748	169	—	4,917	4,459	150	—	4,609
Lease termination revenue	205	—	—	205	587	(36)	—	551
Other real estate revenues	8,448	455	111	9,014	8,879	305	7	9,191

TOTAL REAL ESTATE REVENUES	125,336	9,208	156	134,700	119,750	8,033	663	128,446

Property operating expenses:
CAM and real estate taxes	(31,534)	(1,744)	(87)	(33,365)	(30,282)	(1,292)	(182)	(31,756)
Utilities	(5,776)	(235)	3	(6,008)	(6,023)	(179)	(5)	(6,207)
Other property operating expenses	(9,612)	(806)	5	(10,413)	(10,328)	(1,087)	(23)	(11,438)

TOTAL PROPERTY OPERATING EXPENSES	(46,922)	(2,785)	(79)	(49,786)	(46,633)	(2,558)	(210)	(49,401)

NET OPERATING INCOME	78,414	6,423	77	84,914	73,117	5,475	453	79,045

Management company revenue	589	—	—	589	571	—	—	571
Interest and other income	557	—	—	557	310	—	—	310
Other:
General and administrative expenses	(8,711)	—	—	(8,711)	(8,016)	—	—	(8,016)
Income taxes	(15)	—	—	(15)	(78)	—	—	(78)
Interest expense (2)	(24,216)	(3,141)	—	(27,357)	(21,227)	(2,131)	—	(23,358)
Depreciation and amortization	(32,191)	(1,762)	—	(33,953)	(28,995)	(1,295)	(117)	(30,407)

Subtotal	14,427	1,520	77	16,024	15,682	2,049	336	18,067
Equity in income of partnerships	1,520	(1,520)	—	—	2,049	(2,049)	—	—
Adjustments to gains on sales of interests in real estate	—	—	—	—	(74)	—	—	(74)
Gains on sales of non-operating real estate	5,114	—	—	5,114	1,464	—	—	1,464
Minority interest	(2,159)	—	—	(2,159)	(2,139)	—	—	(2,139)

TOTAL CONTINUING OPERATIONS	18,902	—	77	18,979	16,982	—	336	17,318

Discontinued Operations:
Operating results from discontinued operations	77	—	(77)	—	336	—	(336)	—
Gains on sales of discontinued operations	—	—	—	—	2,422	—	—	2,422
Minority interest	(6)	—	—	(6)	(301)	—	—	(301)

TOTAL DISCONTINUED OPERATIONS	71	—	(77)	(6)	2,457	—	(336)	2,121

NET INCOME	18,973	—	—	18,973	19,439	—	—	19,439

Dividends on preferred shares	(3,403)	—	—	(3,403)	(3,403)	—	—	(3,403)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$15,570	$—	$—	$15,570	$16,036	$—	$—	$16,036

(1)	Totals include PREIT’s proportionate share of partnership operations in order to reflect the Company’s share of the total revenues and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $3,486 and $1,108 for the three months ended December 31, 2006 and December 31, 2005, respectively.

Pennsylvania Real Estate Investment Trust

Income Statement - Years Ended December 31, 2006 and 2005

Proportionate Consolidation Method (1)

(in thousands)

	Twelve months ended December 31, 2006				Twelve months ended December 31, 2005
	GAAP	Share of unconsolidated partnerships(1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships(1)	Discontinued operations	Total
Real estate revenues:
Base rent	$292,263	$23,880	$670	$316,813	$274,603	$20,888	$2,409	$297,900
Expense reimbursements	133,709	8,189	138	142,036	125,552	6,701	617	132,870
Percentage rent	9,950	289	—	10,239	10,418	247	14	10,679
Lease termination revenue	2,789	264	152	3,205	1,852	512	933	3,297
Other real estate revenues	21,429	1,072	112	22,613	18,691	705	8	19,404

TOTAL REAL ESTATE REVENUES	460,140	33,694	1,072	494,906	431,116	29,053	3,981	464,150

Property operating expenses:
CAM and real estate taxes	(125,287)	(6,525)	(268)	(132,080)	(115,376)	(5,806)	(769)	(121,951)
Utilities	(24,510)	(893)	(1)	(25,404)	(24,116)	(496)	(35)	(24,647)
Other property operating expenses	(29,182)	(2,441)	(55)	(31,678)	(26,848)	(2,528)	(113)	(29,489)

TOTAL PROPERTY OPERATING EXPENSES	(178,979)	(9,859)	(324)	(189,162)	(166,340)	(8,830)	(917)	(176,087)

NET OPERATING INCOME	281,161	23,835	748	305,744	264,776	20,223	3,064	288,063

Management company revenue	2,422	—	—	2,422	2,197	—	—	2,197
Interest and other income	2,008	—	—	2,008	1,048	—	—	1,048
Other:
General and administrative expenses	(38,528)	—	—	(38,528)	(35,615)	—	—	(35,615)
Executive separation	(3,985)	—	—	(3,985)	—	—	—	—
Income taxes	(398)	—	—	(398)	(597)	—	—	(597)
Interest expense (2)	(97,449)	(11,223)	—	(108,672)	(83,148)	(8,167)	—	(91,315)
Depreciation and amortization	(127,030)	(7,017)	(144)	(134,191)	(109,796)	(4,582)	(639)	(115,017)

Subtotal	18,201	5,595	604	24,400	38,865	7,474	2,425	48,764
Equity in income of partnerships	5,595	(5,595)	—	—	7,474	(7,474)	—	—
Gains on sales of interests in real estate	—	—	—	—	5,586		—	5,586
Gains on sales of non-operating real estate	5,495	—	—	5,495	4,525		—	4,525
Minority interest	(3,086)	—	—	(3,086)	(6,448)		—	(6,448)

TOTAL CONTINUING OPERATIONS	26,205	—	604	26,809	50,002	—	2,425	52,427

Discontinued Operations:
Operating results from discontinued operations	604	—	(604)	—	2,425	—	(2,425)	—
Gains on sales of discontinued operations	1,414	—	—	1,414	6,158	—	—	6,158
Minority interest	(202)	—	—	(202)	(956)	—	—	(956)

TOTAL DISCONTINUED OPERATIONS	1,816	—	(604)	1,212	7,627	—	(2,425)	5,202

NET INCOME	28,021	—	—	28,021	57,629	—	—	57,629

Dividends on preferred shares	(13,613)	—	—	(13,613)	(13,613)	—	—	(13,613)

NET INCOME AVAILABLE (LOSS ALLOCABLE) TO COMMON SHAREHOLDERS	$14,408	$—	$—	$14,408	$44,016	$—	$—	$44,016

(1)	Totals include PREIT’s proportionate share of partnership operations in order to reflect the Company’s share of the total revenues and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $9,641 and $2,798 for the years ended December 31, 2006 and December 31, 2005, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Three Months Ended December 31, 2006 and 2005

(in thousands)

	Three months ended December 31, 2006				Three months ended December 31, 2005
SAME PROPERTY/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenues:

Base rent	$80,596	$4,848	$46	$85,490	$78,928	$598	$483	$80,009

Expense reimbursements	32,136	2,938	—	35,074	33,658	256	172	34,086

Percentage rent	4,852	65	—	4,917	4,604	6	(1)	4,609

Lease termination revenue	205	—	—	205	551	—	—	551

Other real estate revenues	8,203	700	111	9,014	9,160	22	9	9,191

TOTAL REAL ESTATE REVENUES	125,992	8,551	157	134,700	126,901	882	663	128,446

Property operating expenses:

CAM and real estate taxes	(31,281)	(1,996)	(88)	(33,365)	(31,393)	(180)	(183)	(31,756)

Utilities	(5,693)	(317)	2	(6,008)	(6,159)	(43)	(5)	(6,207)

Other property operating expenses	(9,629)	(789)	5	(10,413)	(11,378)	(38)	(22)	(11,438)

TOTAL PROPERTY OPERATING EXPENSES	(46,603)	(3,102)	(81)	(49,786)	(48,930)	(261)	(210)	(49,401)

NET OPERATING INCOME	$79,389	$5,449	$76	$84,914	$77,971	$621	$453	$79,045

	Three months ended December 31, 2006				Three months ended December 31, 2005
RETAIL SAME PROPERTY COMPARISON	Malls	Power and Strip Centers	Total		Malls	Power and Strip Centers	Total
Real estate revenues:

Base rent	$73,152	$7,444	$80,596		$71,536	$7,392	$78,928

Expense reimbursements	30,630	1,506	32,136		32,072	1,586	33,658

Percentage rent	4,780	72	4,852		4,472	132	4,604

Lease termination revenue	185	20	205		550	1	551

Other real estate revenues	8,136	67	8,203		9,089	71	9,160

TOTAL REAL ESTATE REVENUES	116,883	9,109	125,992		117,719	9,182	126,901

Property operating expenses:

CAM and real estate taxes	(29,682)	(1,599)	(31,281)		(29,911)	(1,482)	(31,393)

Utilities	(5,647)	(46)	(5,693)		(6,121)	(38)	(6,159)

Other property operating expenses	(9,286)	(343)	(9,629)		(10,970)	(408)	(11,378)

TOTAL PROPERTY OPERATING EXPENSES	(44,615)	(1,988)	(46,603)		(47,002)	(1,928)	(48,930)

NET OPERATING INCOME	$72,268	$7,121	$79,389		$70,717	$7,254	$77,971

(1)	Totals include PREIT’s proportionate share of partnership operations in order to reflect the Company’s share of the total revenues and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Years Ended December 31, 2006 and 2005

(in thousands)

	Year ended December 31, 2006				Year ended December 31, 2005
SAME PROPERTY/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenues:
Base rent	$286,793	$29,836	$184	$316,813	$284,085	$10,434	$3,381	$297,900
Expense reimbursements	125,451	16,586	(1)	142,036	126,976	4,975	919	132,870
Percentage rent	9,631	608	—	10,239	10,137	510	32	10,679
Lease termination revenue	2,825	379	1	3,205	2,280	85	932	3,297
Other real estate revenues	20,497	2,116	—	22,613	18,637	736	31	19,404

TOTAL REAL ESTATE REVENUES	445,197	49,525	184	494,906	442,115	16,740	5,295	464,150

Property operating expenses:
CAM and real estate taxes	(117,768)	(14,280)	(32)	(132,080)	(116,081)	(4,602)	(1,268)	(121,951)
Utilities	(23,201)	(2,203)	—	(25,404)	(23,830)	(782)	(35)	(24,647)
Other property operating expenses	(28,807)	(2,874)	3	(31,678)	(28,236)	(1,052)	(201)	(29,489)

TOTAL PROPERTY OPERATING EXPENSES	(169,776)	(19,357)	(29)	(189,162)	(168,147)	(6,436)	(1,504)	(176,087)

NET OPERATING INCOME	$275,421	$30,168	$155	$305,744	$273,968	$10,304	$3,791	$288,063

	Year ended December 31, 2006				Year ended December 31, 2005
RETAIL SAME PROPERTY COMPARISON	Malls	Power and Strip Centers	Total		Malls	Power and Strip Centers	Total
Real estate revenues:
Base rent	$257,042	$29,751	$286,793		$254,367	$29,718	$284,085
Expense reimbursements	119,148	6,303	125,451		120,568	6,408	126,976
Percentage rent	9,469	162	9,631		9,892	245	10,137
Lease termination revenue	2,803	22	2,825		1,726	554	2,280
Other real estate revenues	20,267	230	20,497		18,399	238	18,637

TOTAL REAL ESTATE REVENUES	408,729	36,468	445,197		404,952	37,163	442,115

Property operating expenses:
CAM and real estate taxes	(111,431)	(6,337)	(117,768)		(109,663)	(6,418)	(116,081)
Utilities	(23,028)	(173)	(23,201)		(23,675)	(155)	(23,830)
Other property operating expenses	(27,975)	(832)	(28,807)		(27,179)	(1,057)	(28,236)

TOTAL PROPERTY OPERATING EXPENSES	(162,434)	(7,342)	(169,776)		(160,517)	(7,630)	(168,147)

NET OPERATING INCOME	$246,295	$29,126	$275,421		$244,435	$29,533	$273,968

(1)	Totals include PREIT’s proportionate share of partnership operations in order to reflect the Company’s share of the total revenues and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Three months ended December 31,		Twelve months ended December 31,
	2006	2005	2006	2005
Income from continuing operations	$18,902	$16,982	$26,205	$50,002
Dividends on preferred shares	(3,403)	(3,403)	(13,613)	(13,613)

Income from continuing operations available to common shareholders	15,499	13,579	12,592	36,389
Dividends on unvested restricted shares	(243)	(264)	(1,043)	(1,034)

Income from continuing operations used to calculate earnings per share - basic	15,256	13,315	11,549	35,355
Minority interest in properties-continuing operations	50	52	155	179

Income from continuing operations used to calculate earnings per share - diluted	$15,306	$13,367	$11,704	$35,534

Income from discontinued operations	$71	$2,457	$1,816	$7,627

Basic earnings per share:
Income from continuing operations	$0.42	$0.37	$0.32	$0.98
Income from discontinued operations	—	0.07	0.05	0.21

	$0.42	$0.44	$0.37	$1.19

Diluted earnings per share:
Income from continuing operations	$0.42	$0.36	$0.32	$0.97
Income from discontinued operations	—	0.07	0.05	0.20

	$0.42	$0.43	$0.37	$1.17

Weighted average of common shares outstanding	36,888	36,670	36,707	36,535

Weighted average of unvested restricted stock	(433)	(460)	(451)	(446)

Weighted average shares outstanding - basic	36,455	36,210	36,256	36,089

Weighted average effect of common share equivalents	586	615	599	673

Total weighted average shares outstanding-diluted	37,041	36,825	36,855	36,762

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three months ended December 31,		Twelve months ended December 31,
	2006	2005(1)	2006	2005(1)
FUNDS FROM OPERATIONS (FFO)
Net income	$18,973	$19,439	$28,021	$57,629
Dividends on preferred shares	(3,403)	(3,403)	(13,613)	(13,613)

Net income available to common shareholders	15,570	16,036	14,408	44,016
Minority interest	2,165	2,440	3,288	7,404
Adjustment to gains (gains) on sales of interests in real estate	—	74	—	(5,586)
Gains on sales of discontinued operations	—	(2,422)	(1,414)	(6,158)
Depreciation and amortization: (2)
Wholly owned and consolidated partnerships	31,651	28,489	124,817	107,940
Unconsolidated partnerships	1,762	1,295	7,017	4,582
Discontinued operations	—	117	144	639

FFO	$51,148	$46,029	$148,260	$152,837

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$51,148	$46,029	$148,260	$152,837
Adjustments:
Straight line rent	(740)	(1,168)	(2,918)	(4,374)
Recurring capital expenditures	(6,763)	(3,989)	(15,172)	(13,219)
Tenant allowances	(5,622)	(9,164)	(18,521)	(18,201)
Capitalized leasing costs	(1,155)	(1,011)	(4,613)	(3,574)
Amortization of debt premium	(3,325)	(4,246)	(13,821)	(18,773)
Amortization of above and below market lease intangibles	(95)	877	101	1,384

FAD	$33,448	$27,328	$93,316	$96,080

Weighted average of common shares outstanding	36,455	36,210	36,256	36,090
Weighted average of OP Units outstanding	3,960	4,461	4,083	4,580

Weighted average shares and OP Units outstanding-basic	40,415	40,671	40,339	40,670
Weighted average effect of common share equivalents	586	615	599	673

Total weighted average shares outstanding, including OP Units	41,001	41,286	40,938	41,343

Net income per share (diluted)	$0.42	$0.43	$0.37	$1.17

FFO per diluted share	$1.25	$1.11	$3.62	$3.70
FAD per diluted share	$0.82	$0.66	$2.28	$2.32

Dividend per Common Share	$0.57	$0.57	$2.28	$2.25

PAYOUT RATIOS

Payout Ratio of FFO			63.0%	60.8%

Payout Ratio of FAD			100.0%	97.0%

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.
(2)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.

Pennsylvania Real Estate Investment Trust

Summary of Executed Leases

	Number	GLA	Average Previous Base Rent psf	Average New Base Rent psf	$ Change in Base Rent psf	% Change in Base Rent psf	Annualized Tenant Improvements psf (1)
Previously Leased Space:
1st Quarter	22	119,428	$17.84	$19.98	$2.14	12%	$1.54
2nd Quarter	40	92,261	27.18	31.58	4.40	16%	1.72
3rd Quarter (2)	33	88,803	29.74	28.67	(1.07)	-4%	1.11
4th Quarter	23	69,093	25.27	26.30	1.03	4%	1.70

Total/Weighted Average	118	369,585	$24.42	$26.15	$1.73	7%	$1.51

Previously Vacant Space:
1st Quarter	36	147,378	$—	$21.13	$21.13	N/A	$2.91
2nd Quarter	42	117,101	—	23.56	23.56	N/A	1.63
3rd Quarter	30	119,513	—	21.35	21.35	N/A	1.64
4th Quarter	38	220,647	—	19.25	19.25	N/A	2.45

Total/Weighted Average	146	604,639	$—	$20.96	$20.96	N/A	$2.24

Non-Anchor Renewal: (3)
1st Quarter	139	710,798	$14.85	$15.45	$0.60	4%	$0.10
2nd Quarter	119	312,399	24.16	26.04	1.88	8%	0.20
3rd Quarter	95	310,527	22.50	25.76	3.26	14%	3.26
4th Quarter	67	228,876	22.97	24.98	2.01	9%	0.09

Total/Weighted Average	420	1,562,600	$19.99	$21.56	$1.57	8%	$0.66

Anchor Renewal: (3)
1st Quarter	2	244,805	$1.93	$1.93	$—	0%	$—
2nd Quarter	3	243,596	3.31	3.35	0.04	1%	—
3rd Quarter	1	96,268	3.02	3.02	—	0%	—
4th Quarter	0	—	—	—	—	0%	—

Total/Weighted Average	6	584,669	$2.68	$2.70	$0.02	1%	$—

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the life of the lease.
(2)

The leasing spreads for transactions completed in the 3rd quarter were impacted by the restructuring of seven Sam Goody’s and Suncoast leases. Excluding these transactions, new rent on previously owned space averaged $33.41 per square foot, an increase of $5.27 per square foot, or 19%, over an average expiring rent of $28.14 per square foot.

(3)	This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	December 31, 2006			December 31, 2005			Change
		Occupancy			Occupancy			Occupancy
	Avg Base Rent	Total	Non-Anchor	Avg Base Rent	Total	Non-Anchor	Avg Base Rent	Total	Non-Anchor
Enclosed Malls weighted average (1)	$29.66	86.8%	86.0%	$28.93	91.4%	87.0%	2.5%	-4.6%	-1.0%

Power Centers and Strip Centers weighted average	$15.97	96.3%	94.2%	$15.32	97.6%	96.2%	4.3%	-1.3%	-2.0%

Retail Portfolio weighted average	$26.64	87.9%	87.2%	$26.18	92.2%	88.4%	1.7%	-4.3%	-1.2%

Consolidated Properties	$27.76	87.0%	86.0%	$27.66	91.5%	85.1%	0.4%	-4.5%	0.9%

Unconsolidated Properties	$21.85	96.3%	94.7%	$20.79	98.1%	97.2%	5.1%	-1.8%	-2.5%

Same Properties	$26.02	87.9%	87.2%	$25.26	92.2%	88.3%	3.0%	-4.3%	-1.1%

New	$38.07	88.8%	87.5%	$38.73	92.3%	90.9%	-1.7%	-3.6%	-3.4%

(1)

Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet was $12.92/sq ft as of December 31, 2006, and $12.86/sq ft as of December 31, 2005.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rents Per Square Foot

		December 31, 2006			December 31, 2005			Change
	% of Current Quarter Mall NOI	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(3)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(3)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(3)
Sales per square foot over $400	35.8%
Lehigh Valley Mall		$37.69	$492	17.6%	$37.28	$468	8.6%	1.1%	5.3%	9.1%
Cherry Hill Mall		41.18	477	13.5%	39.56	458	13.6%	4.1%	4.1%	-0.1%
Patrick Henry Mall		35.21	460	10.4%	34.24	446	9.6%	2.9%	3.2%	0.8%
Jacksonville Mall		29.50	456	9.5%	28.19	406	9.2%	4.7%	12.2%	0.3%
The Mall at Prince Georges		30.89	452	11.6%	30.58	439	11.3%	1.0%	2.9%	0.2%
Willow Grove Park		40.49	446	13.9%	38.97	420	14.2%	3.9%	6.3%	-0.3%
Moorestown Mall		36.76	422	13.4%	34.26	388	14.3%	7.3%	8.8%	-0.9%
Dartmouth Mall		28.35	416	11.0%	27.13	415	11.0%	4.5%	0.3%	-0.1%
The Gallery at Market East		35.70	413	12.0%	35.67	398	11.7%	0.1%	3.8%	0.3%

Sales per square foot between $350 - $400	21.6%
Springfield Mall		31.57	395	12.9%	31.74	361	14.2%	-0.5%	9.5%	-1.3%
Exton Square Mall		36.12	390	14.4%	36.88	366	15.6%	-2.1%	6.6%	-1.2%
Viewmont Mall		30.92	382	11.3%	29.33	368	10.8%	5.4%	3.8%	0.5%
Woodland Mall		42.75	379	19.7%	44.32	364	19.7%	-3.6%	4.0%	0.0%
Valley Mall		24.42	364	10.0%	22.49	347	10.0%	8.6%	4.9%	0.0%
Capital City		32.36	360	11.0%	32.73	333	11.4%	-1.1%	8.2%	-0.4%
Valley View Mall		28.48	353	11.7%	27.53	326	12.4%	3.4%	8.3%	-0.6%

Sales per square foot between $300 - $349	22.6%
Wyoming Valley Mall		28.73	346	11.6%	29.05	342	12.1%	-1.1%	1.4%	-0.5%
Cumberland Mall		23.80	332	11.7%	23.20	343	11.2%	2.6%	-3.1%	0.5%
Francis Scott Key Mall		26.28	330	9.9%	24.60	303	10.4%	6.8%	8.9%	-0.4%
Orlando Fashion Square		34.01	325	14.7%	32.86	331	13.6%	3.5%	-1.8%	1.1%
Magnolia Mall		25.21	311	12.7%	24.73	298	12.4%	1.9%	4.4%	0.4%
South Mall		22.66	309	10.0%	22.89	301	10.4%	-1.0%	2.8%	-0.4%
Palmer Park Mall		22.78	309	11.1%	21.82	307	11.1%	4.4%	0.6%	0.0%
Wiregrass Mall		24.73	305	10.2%	24.41	291	10.2%	1.3%	4.7%	0.0%
Logan Valley Mall		24.42	305	11.2%	23.41	299	11.4%	4.3%	1.9%	-0.1%
North Hanover Mall		21.39	300	10.2%	20.06	277	9.5%	6.6%	8.4%	0.7%

Sales per square foot under $300	19.9%
Washington Crown Center		22.00	296	11.6%	22.47	296	11.5%	-2.1%	0.1%	0.1%
New River Valley Mall		23.24	292	10.2%	23.28	293	9.9%	-0.1%	-0.5%	0.3%
Phillipsburg Mall		25.29	281	12.4%	24.42	311	11.8%	3.6%	-9.8%	0.6%
Gadsden Mall		23.31	277	11.7%	23.28	274	11.0%	0.1%	1.0%	0.7%
Uniontown Mall		20.55	275	10.2%	20.01	271	10.4%	2.7%	1.4%	-0.2%
Plymouth Meeting		28.86	274	13.8%	27.48	264	13.9%	5.0%	3.7%	-0.1%
Nittany Mall		21.19	272	10.8%	21.09	258	12.0%	0.5%	5.3%	-1.2%
Crossroads Mall		19.99	267	9.5%	19.99	265	9.6%	0.0%	0.8%	-0.1%
Beaver Valley Mall		23.53	263	13.3%	23.32	247	14.6%	0.9%	6.3%	-1.3%
Lycoming Mall		20.12	254	11.2%	19.55	225	11.5%	2.9%	13.1%	-0.4%
Chambersburg Mall		20.09	243	10.6%	19.99	245	11.1%	0.5%	-0.5%	-0.5%
Echelon Mall		29.35	199	16.2%	27.13	211	16.1%	8.2%	-5.5%	0.1%
Schuylkill Mall		15.09	181	9.0%	14.10	188	8.8%	7.0%	-4.0%	0.2%

Enclosed Malls weighted average		$29.66	$354	12.6%	$28.93	$339	12.2%	2.5%	4.4%	0.4%

Consolidated Properties		$29.21	$345	12.2%	$28.47	$332	12.3%	2.6%	3.9%	-0.1%

Unconsolidated Properties		$35.37	$456	16.1%	$34.97	$422	10.6%	1.1%	8.1%	5.5%

Same Properties		$29.07	$351	12.3%	$28.23	$337	11.8%	3.0%	4.3%	0.5%

New		$38.07	$386	16.6%	$38.73	$363	17.1%	-1.7%	6.5%	-0.5%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.
(3)	Based on all comparable non-anchor tenants that have occupied their space for at least 24 months.

Pennsylvania Real Estate Investment Trust

Mall Occupancy - Owned GLA

	December 31, 2006		December 31, 2005		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	91.6%	81.6%	91.6%	81.6%	0.0%	0.0%

Capital City Mall	95.3%	92.0%	96.4%	93.5%	-1.1%	-1.5%

Chambersburg Mall	91.5%	81.7%	93.2%	85.4%	-1.7%	-3.7%

Cherry Hill Mall (1)	63.0%	94.8%	95.6%	95.6%	-32.6%	-0.8%

Crossroads Mall	94.5%	87.2%	96.8%	92.6%	-2.3%	-5.4%

Cumberland Mall	97.6%	95.8%	97.7%	95.9%	-0.1%	-0.1%

Dartmouth Mall	96.3%	93.9%	96.4%	94.1%	-0.1%	-0.2%

Echelon Mall	28.7%	47.4%	32.2%	53.3%	-3.5%	-5.9%

Exton Square Mall	93.6%	86.0%	93.1%	84.8%	0.6%	1.3%

Francis Scott Key Mall (2)	97.2%	93.9%	94.1%	87.9%	3.1%	6.0%

Gadsden Mall	92.5%	82.4%	95.0%	88.2%	-2.5%	-5.9%

The Gallery at Market East (1)	41.8%	81.8%	87.7%	83.7%	-45.8%	-2.0%

Jacksonville Mall	95.8%	91.4%	97.3%	94.5%	-1.5%	-3.1%

Lehigh Valley Mall	99.1%	98.7%	97.2%	95.8%	2.0%	2.9%

Logan Valley Mall	96.9%	92.6%	97.8%	94.6%	-0.8%	-2.0%

Lycoming Mall (2)	96.6%	93.6%	88.7%	78.1%	7.9%	15.6%

Magnolia Mall	93.4%	83.5%	95.4%	88.5%	-2.0%	-5.0%

The Mall at Prince Georges	97.3%	94.2%	97.2%	93.4%	0.1%	0.8%

Moorestown Mall	86.5%	69.1%	94.2%	86.7%	-7.7%	-17.6%

New River Valley Mall (2)	97.9%	96.3%	78.5%	85.6%	19.4%	10.6%

Nittany Mall	94.2%	88.3%	93.2%	86.2%	1.1%	2.1%

North Hanover Mall	75.1%	72.7%	93.4%	81.9%	-18.4%	-9.2%

Orlando Fashion Square	92.0%	83.0%	91.1%	81.0%	0.9%	2.0%

Palmer Park Mall	99.2%	97.5%	99.7%	99.1%	-0.5%	-1.5%

Patrick Henry Mall	95.6%	91.5%	90.4%	83.0%	5.3%	8.5%

Phillipsburg Mall	92.4%	82.3%	91.8%	81.0%	0.5%	1.2%

Plymouth Meeting	84.2%	77.1%	89.9%	85.4%	-5.7%	-8.2%

Schuylkill Mall	72.8%	61.5%	75.0%	66.2%	-2.3%	-4.7%

South Mall	93.2%	87.3%	92.2%	85.3%	1.0%	2.0%

Springfield Mall	87.5%	87.5%	95.9%	95.9%	-8.4%	-8.4%

Uniontown Mall	94.6%	86.5%	94.5%	86.1%	0.2%	0.4%

Valley Mall	97.6%	95.8%	98.8%	97.9%	-1.2%	-2.1%

Valley View Mall (2)	93.9%	91.5%	92.3%	89.2%	1.5%	2.3%

Viewmont Mall	99.2%	98.0%	99.3%	98.3%	-0.1%	-0.3%

Washington Crown Center	90.6%	82.6%	91.8%	84.9%	-1.3%	-2.3%

Willow Grove Park (1)	66.1%	88.3%	96.1%	93.4%	-30.0%	-5.1%

Wiregrass Mall	86.0%	86.0%	83.8%	83.8%	2.2%	2.2%

Woodland Mall	89.3%	87.5%	90.8%	88.1%	-1.5%	-0.6%

Wyoming Valley Mall	92.7%	79.1%	96.6%	90.4%	-4.0%	-11.2%

Enclosed Malls weighted average	86.8%	86.0%	91.4%	87.0%	-4.6%	-1.0%

Consolidated Properties	86.4%	85.4%	91.2%	86.5%	-4.8%	-1.0%
Unconsolidated Properties	96.2%	95.0%	96.8%	95.9%	-0.6%	-0.8%
Same Properties	86.7%	85.9%	91.4%	86.8%	-4.7%	-0.9%
New	88.8%	87.5%	92.3%	90.9%	-3.6%	-3.4%

(1)

The total occupancy percentages for Cherry Hill Mall, The Gallery at Market East and Willow Grove Park include former Strawbridge’s which are currently vacant, pending redevelopment. These vacant department stores represent 20.7%, 51.2% and 19.0% of the total mall GLA for Cherry Hill Mall, The Gallery at Market East and Willow Grove Park, respectively.

(2)

Reflects the decommissioning of space related to redevelopment activity. A space is decommissioned once tenant relocations have been completed and demolition/reconfiguration of the former space has commenced. Space is recommissioned once the first tenant in the new/reconfigured wing or area is open and the remaining space is in leaseable condition.

Pennsylvania Real Estate Investment Trust

Power Center and Strip Center Rents Per Square Foot and Occupancy Percentages

	December 31, 2006			December 31, 2005			Change
	Avg	Occupancy		Avg	Occupancy		Avg	Occupancy
	Base Rent	Total	Non-Anchor	Base Rent	Total	Non-Anchor	Base Rent	Total	Non-Anchor
Power and Strip Centers

Christiana Power Center	$20.83	100.0%	100.0%	$20.60	100.0%	100.0%	1.1%	0.0%	0.0%

The Commons at Magnolia	13.27	92.0%	84.4%	13.26	100.0%	100.0%	0.1%	-8.0%	-15.6%

The Court at Oxford Valley	16.16	100.0%	100.0%	14.70	100.0%	100.0%	9.9%	0.0%	0.0%

Creekview Shopping Center	14.64	100.0%	100.0%	14.47	100.0%	100.0%	1.2%	0.0%	0.0%

Crest Plaza	16.91	96.6%	93.6%	16.38	100.0%	100.0%	3.2%	-3.4%	-6.4%

Metroplex Shopping Center	19.09	100.0%	100.0%	18.45	100.0%	100.0%	3.5%	0.0%	0.0%

Northeast Tower Center	14.73	95.9%	93.2%	14.74	96.6%	94.4%	-0.1%	-0.7%	-1.2%

Paxton Towne Centre	15.34	93.5%	90.3%	15.88	90.0%	84.9%	-3.4%	3.5%	5.4%

Red Rose Commons	13.86	99.2%	99.2%	13.86	99.2%	99.2%	0.0%	0.0%	0.0%

Springfield Park	21.68	90.9%	73.5%	19.87	87.8%	64.3%	9.1%	3.2%	9.2%

Whitehall Mall	11.77	90.1%	79.0%	10.02	98.6%	97.0%	17.5%	-8.4%	-17.9%

Weighted Average	$15.97	96.3%	94.2%	$15.32	97.6%	96.2%	4.3%	-1.3%	-2.0%

Consolidated Properties	$15.86	96.2%	93.6%	$15.92	96.1%	93.5%	-0.4%	0.1%	0.2%

Unconsolidated Properties	$16.05	96.4%	94.6%	$14.93	98.6%	98.0%	7.5%	-2.3%	-3.4%

Same Properties	$15.97	96.3%	94.2%	$15.32	97.6%	96.2%	4.3%	-1.3%	-2.0%

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Base Rent)

(dollars in thousands)

	Paying Fixed Rent		Paying Percentage of Sales in lieu of Fixed Rent (2)		Total		Base Rent
Tenant (1)	Number of Stores	GLA	Number of Stores	GLA	Total Number of Stores	Total GLA	Annualized Minimum Rent	PREIT's share of Annualized Minimum Rent (3)		Percent of PREIT's Total Retail Minimum Rent
Gap, Inc.	55	702,483	3	24,256	58	726,739	$14,102	$13,188		4.26%

Limited Brands, Inc.	87	535,777	18	69,813	105	605,590	13,500	12,744		4.12%

Foot Locker, Inc.	81	422,588	5	10,415	86	433,003	8,922	8,478		2.74%

JC Penney Company, Inc.	24	2,281,660	5	824,327	29	3,105,987	6,999	6,999		2.26%

Zale Corporation	91	76,314	0	—	91	76,314	6,337	6,054		1.96%

Sears Holding Corporation	26	2,999,421	5	726,263	31	3,725,684	6,180	6,036		1.95%

American Eagle Outfitters, Inc.	32	178,796	2	8,813	34	187,609	4,849	4,638		1.50%

Sterling Jewelers, Inc.	45	64,942	0	—	45	64,942	4,627	4,439		1.44%

Hallmark Cards, Inc.	53	182,894	6	26,854	59	209,748	4,296	4,148		1.34%

Transworld Entertainment Corp.	40	175,342	6	29,032	46	204,374	4,228	3,996		1.29%

Luxottica Group S.p.A.	55	132,035	2	1,148	57	133,183	4,133	3,857		1.25%

Regis Corporation	107	133,777	0	—	107	133,777	3,974	3,828		1.24%

Borders Group Inc.	31	222,895	3	15,476	34	238,371	3,954	3,687		1.19%

The Finish Line, Inc.	35	159,451	3	14,856	38	174,307	3,503	3,452		1.12%

Pacific Sunwear of California	37	131,241	3	10,393	40	141,634	3,324	3,173		1.03%

Aeropostale, Inc.	34	115,732	0	—	34	115,732	2,983	2,832		0.92%

Genesco, Inc.	58	68,190	0	—	58	68,190	2,841	2,806		0.91%

The Bon-Ton Dept. Stores, Inc.	13	1,008,613	1	60,916	14	1,069,529	2,768	2,768		0.89%

Radio Shack	50	96,543	1	2,609	51	99,152	2,804	2,761		0.89%

GameStop Corp.	54	66,403	0	—	54	66,403	2,819	2,718		0.88%

Total Top 20 Tenants	1,008	9,755,097	63	1,825,171	1,071	11,580,268	$107,143	$102,602		33.17%

Total Retail Leases							$332,453	$309,298	(4)	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Income from lease(s) in which tenant pays percentage rent in lieu of fixed rent or common area costs are not included in annualized base rent.
(3)	Includes PREIT's proportionate share of tenant rents from partnership properties based on PREIT's ownership percentage in the respective partnerships.
(4)	PREIT's share of annualized base rent is derived by annualizing 4th quarter base rent. Straight line rent is not included in the base rent figures.

Pennsylvania Real Estate Investment Trust

Lease Expirations

(dollars in thousands except psf amounts)

Non-Anchors(1)
		Gross Leasable Area		Annualized Base Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Rent in Expiring Year	PREIT’s Share of Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Base Rent psf
2006 and Prior (2)	249	606,528	5.0%	14,659	13,960	5.1%	24.17
2007	377	878,333	7.1%	20,803	19,472	7.1%	23.68
2008	453	1,276,834	10.4%	31,792	30,657	11.2%	24.90
2009	442	1,198,915	9.7%	30,507	29,482	10.8%	25.45
2010	434	1,445,837	11.8%	34,319	32,870	12.0%	23.74
2011	365	1,525,087	12.4%	36,370	32,497	11.9%	23.85
2012	235	1,019,932	8.3%	26,201	23,942	8.7%	25.69
2013	191	681,294	5.5%	16,293	14,813	5.4%	23.91
2014	154	559,696	4.6%	15,359	13,453	4.9%	27.44
2015	184	794,476	6.5%	20,514	18,164	6.6%	25.82
Thereafter	335	2,313,541	18.7%	47,504	44,411	16.2%	20.53

Total/Average	3,419	12,300,473	100.0%	$294,321	$273,721	100.0%	$23.93

Anchors(1) (4)
		Gross Leasable Area		Annualized Base Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Rent in Expiring Year	PREIT’s Share of Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Base Rent psf
2006 and Prior (2)	2	135,837	1.2%	$347	$347	1.0%	$2.56
2007	6	520,588	4.5%	1,211	1,540	4.3%	2.33
2008	14	1,152,226	9.9%	3,075	3,075	8.6%	2.67
2009	9	915,799	7.9%	2,614	2,222	6.2%	2.85
2010	22	2,089,444	18.0%	6,144	6,144	17.3%	2.94
2011	23	1,885,550	16.2%	6,471	5,348	15.0%	3.43
2012	5	554,129	4.8%	1,027	990	2.8%	1.85
2013	6	452,530	3.9%	2,729	2,729	7.7%	6.03
2014	6	662,582	5.7%	2,081	2,081	5.8%	3.14
2015	1	85,212	0.7%	469	469	1.3%	5.50
Thereafter	25	3,154,313	27.2%	11,963	10,632	29.9%	3.79

Total/Average	119	11,608,210	100.0%	$38,131	$35,577	100.0%	$3.28

(1)	Only includes owned space.
(2)	Includes all tenant leases which have already expired and are on a month-to-month basis.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(4)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Gross Leasable Area Summary as of December 31, 2006

	Owned GLA			GLA Not Owned	Total GLA
	Anchors	Non-anchors	Total
Malls (1)
Beaver Valley Mall	511,267	431,027	942,294	204,770	1,147,064
Capital City Mall	204,301	286,038	490,339	120,000	610,339
Chambersburg Mall	241,690	212,663	454,353	—	454,353
Cherry Hill Mall (2)	261,885	520,122	782,007	478,885	1,260,892
Crossroads Mall	256,248	195,528	451,776	—	451,776
Cumberland Mall	283,365	385,384	668,749	273,230	941,979
Dartmouth Mall	208,460	322,520	530,980	140,000	670,980
Echelon Mall (3)	297,323	432,926	730,249	396,783	1,127,032
Exton Square Mall	440,301	369,894	810,195	277,468	1,087,663
Francis Scott Key Mall	291,620	252,652	544,272	139,333	683,605
Gadsden Mall	274,060	203,241	477,301	—	477,301
The Gallery at Market East (4)	683,471	396,844	1,080,315	—	1,080,315
Jacksonville Mall	242,115	233,612	475,727	—	475,727
Lehigh Valley Mall	212,000	451,280	663,280	371,986	1,035,266
Logan Valley Mall	454,387	328,329	782,716	—	782,716
Lycoming Mall	321,441	381,299	702,740	120,000	822,740
Magnolia Mall	343,118	228,381	571,499	—	571,499
The Mall at Prince Georges	479,619	431,279	910,898	—	910,898
Moorestown Mall	408,356	315,123	723,479	321,200	1,044,679
New River Valley Mall	175,306	220,413	395,719	—	395,719
Nittany Mall	221,462	215,654	437,116	95,000	532,116
North Hanover Mall	286,277	164,903	451,180	—	451,180
Orlando Fashion Square	491,999	436,802	928,801	155,576	1,084,377
Palmer Park Mall	314,235	143,459	457,694	—	457,694
Patrick Henry Mall	279,619	296,229	575,848	140,000	715,848
Phillipsburg Mall	326,170	246,377	572,547	—	572,547
Plymouth Meeting Mall	185,000	413,744	598,744	214,635	813,379
Schuylkill Mall	346,990	318,768	665,758	60,916	726,674
South Mall	188,858	216,355	405,213	—	405,213
Springfield Mall	—	221,519	221,519	367,176	588,695
Uniontown Mall	421,378	276,816	698,194	—	698,194
Valley Mall	280,549	378,742	659,291	243,400	902,691
Valley View Mall	96,357	247,099	343,456	254,596	598,052
Viewmont Mall	386,262	238,383	624,645	120,000	744,645
Washington Crown Center	245,401	290,539	535,940	140,095	676,035
Willow Grove Park (5)	453,740	335,962	789,702	413,121	1,202,823
Wiregrass Commons	—	229,884	229,884	403,163	633,047
Woodland Mall	71,000	413,348	484,348	725,186	1,209,534
Wyoming Valley Mall	592,110	321,842	913,952	—	913,952

Total Malls (39 properties)	11,777,740	12,004,980	23,782,720	6,176,519	29,959,239

Power and Strip Centers
Christiana Power Center	190,814	111,595	302,409	—	302,409
The Court at Oxford Valley	176,831	280,032	456,863	247,623	704,486
Creekview Shopping Center	—	136,086	136,086	288,916	425,002
Crest Plaza Shopping Center	53,445	60,826	114,271	143,130	257,401
The Commons at Magnolia	50,571	52,915	103,486	126,200	229,686
Metroplex Shopping Center	67,185	410,276	477,461	300,729	778,190
Northeast Tower Center	119,388	182,521	301,909	175,311	477,220
Paxton Towne Centre	151,627	297,836	449,463	273,058	722,521
Red Rose Commons	—	263,452	263,452	199,590	463,042
Springfield Park	83,539	43,432	126,971	145,669	272,640
Whitehall Mall	294,635	262,384	557,019	—	557,019

Total Power and Strip Centers (11 properties)	1,188,035	2,101,355	3,289,390	1,900,226	5,189,616

CONSOLIDATED PROPERTIES	12,131,585	12,173,960	24,305,545	6,443,972	30,749,517
UNCONSOLIDATED PROPERTIES	834,190	1,932,375	2,766,565	1,632,773	4,399,338
TOTAL PROPERTIES	12,965,775	14,106,335	27,072,110	8,076,745	35,148,855

(1)	Does not include 108,100 sf at Westgate anchor pad in Bethlehem, PA leased to Bon-Ton with expiration date of 11/23/2010.
(2)	Includes 261,885 square feet of anchor space under redevelopment.
(3)	Includes 292,919 square feet of anchor space subject to redevelopment plans.
(4)	Includes 556,200 square feet of anchor space subject to redevelopment plans.
(5)	Includes 228,740 square feet of anchor space under redevelopment.

Pennsylvania Real Estate Investment Trust

Property Information as of December 31, 2006

Properties (1)	Same Store/New	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors /Majors Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	Same Store	100%	2002	1970/1991	15	Boscov’s JC Penney Sears Macy’s	9/30/18 9/30/17 8/15/11 (3)

Capital City Mall Camp Hill, PA	Same Store	100%	2003	1974/2005	1	JC Penney Macy’s Sears	11/30/10 (3) 7/28/09

Chambersburg Mall Chambersburg, PA	Same Store	100%	2003	1982	24	Bon-Ton JC Penney Sears Value City	1/28/11 3/31/12 2/9/10 2/28/07

Cherry Hill Mall Cherry Hill, NJ	Same Store	100%	2003	1961/1990	16	JC Penney Macy’s	(3) (3)

Crossroads Mall (5) Beckley, WV	Same Store	100%	2003	1981	25	Sears JC Penney Belk	3/31/11 12/31/11 11/4/08

Cumberland Mall Vineland, NJ	Same Store	100%	2005	1973/2003	3	Boscov’s BJ’s Home Depot JC Penney Value City	(3) (3) 10/31/19 11/30/08 7/31/08

Dartmouth Mall Dartmouth, MA	Same Store	100%	1997	1971/2000	6	JC Penney Sears Macy’s	7/31/09 4/12/16 (3)

Exton Square Mall (5) Exton, PA	Same Store	100%	2003	1973/2000	6	Boscov’s JC Penney K-Mart Sears Macy’s	10/31/19 5/31/20 (3) 1/31/20 (3)

Francis Scott Key Mall Frederick, MD	Same Store	100%	2003	1978/1991	15	Macy’s Sears JC Penney Value City	(3) 7/31/08 9/30/11 6/30/10

Gadsden Mall Gadsden, AL	Same Store	100%	2005	1974/1990	16	Belk Parisian Sears	2/19/11 7/31/14 3/5/09

The Gallery at Market East (2) (5) Philadelphia, PA	Same Store	100%	2003	1977/1990	16	Burlington Coat Factory	2/28/32

Jacksonville Mall Jacksonville, NC	Same Store	100%	2003	1981/1998	8	Belk JC Penney Sears	8/21/11 8/31/10 8/4/11

Lehigh Valley Mall (4) Allentown, PA	Same Store	50%	1973	1977/1996	10	Macy’s JC Penney Boscov’s	7/31/12 (3) (3)

Logan Valley Mall Altoona, PA	Same Store	100%	2003	1960/1997	9	JC Penney Macy’s Sears	6/30/17 1/31/10 10/31/16

Lycoming Mall Pennsdale, PA	Same Store	100%	2003	1978/1990	16	Bon-Ton JC Penney Macy’s Sears Value City	7/31/11 10/31/10 (3) 7/31/08 7/31/08

Magnolia Mall Florence, SC	Same Store	100%	1997	1979/1992	14	Belk Best Buy JC Penney Sears	1/31/11 1/31/13 3/31/07 10/16/09

The Mall at Prince Georges Hyattsville, MD	Same Store	100%	1998	1959/2004	2	JC Penney Macy’s Target	7/31/11 10/31/08 1/31/10

Moorestown Mall Moorestown, NJ	Same Store	100%	2003	1963/2000	6	Boscov’s Lord & Taylor Sears Macy’s	10/31/10 (3) 10/5/22 (3)

New River Valley Mall Christiansburg, VA	Same Store	100%	2003	1988	18	Belk JC Penney Sears	4/19/08 3/31/08 8/2/08

Nittany Mall State College, PA	Same Store	100%	2003	1968/1990	16	Bon-Ton JC Penney Macy’s Sears	1/31/08 7/31/10 (3) 8/31/10

Pennsylvania Real Estate Investment Trust

Property Information as of December 31, 2006 (continued)

Properties (1)	Same Store/New	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors / Majors Tenants	Lease Expiration
North Hanover Mall Hanover, PA	Same Store	100%	2003	1967/1999	7	JC Penney Black Rose Antiques Sears	1/31/11 N/A 11/30/09

Orlando Fashion Square (5) Orlando, FL	Same Store	100%	2004	1973/2003	3	Macy’s Dillard’s JC Penney Sears	10/31/71 1/31/14 4/30/13 (3)

Palmer Park Mall Easton, PA	Same Store	100%	1972/2003	1972/1998	8	Bon-Ton Boscov’s	7/25/14 10/31/18

Patrick Henry Mall Newport News, VA	Same Store	100%	2003	1988/2005	1	Dillard’s Dick’s Sporting Goods JC Penney Macy’s	9/22/13 1/31/22 10/31/15 (3)

Phillipsburg Mall Phillipsburg, NJ	Same Store	100%	2003	1989/2003	3	Bon-Ton JC Penney Sears Kohl’s	1/31/10 3/31/10 4/30/09 1/31/25

Plymouth Meeting Mall (5) Plymouth Meeting, PA	Same Store	100%	2003	1966/1999	7	AMC Theater Boscov’s Macy’s	12/31/18 10/31/16 (3)

Schuylkill Mall Frackville, PA	Same Store	100%	2003	1980/1991	15	K-Mart Sears Bon-Ton Black Diamond Antiques	10/31/10 10/31/10 (3) N/A

South Mall Allentown, PA	Same Store	100%	2003	1975/1992	14	Bon-Ton Stein Mart Steve & Barry’s	1/28/11 10/31/11 1/31/11

Springfield Mall Springfield, PA	New	50%	2005	1974/1997	9	Macy’s TBD	(3) (3)

Uniontown Mall (5) Uniontown, PA	Same Store	100%	2003	1972/1990	16	Bon-Ton JC Penney Roomful Express Furn. Sears Teletech Customer Care Value City	1/31/11 10/31/10 3/26/10 2/25/08 6/28/08 7/31/07

Valley Mall Hagerstown, MD	Same Store	100%	2003	1974/1999	7	Sears JC Penney Bon-Ton Macy’s	(3) 10/3/09 1/31/14 (3)

Valley View Mall La Crosse, WI	Same Store	100%	2003	1980/2001	5	JC Penney Herberger’s Macy’s Sears	7/31/10 (3) (3) (3)

Viewmont Mall Scranton, PA	Same Store	100%	2003	1968/1996	10	JC Penney Sears Macy’s	10/31/10 12/31/10 (3)

Voorhees Town Center (5) Voorhees, NJ	Same Store	100%	2003	1970/1998	8	Boscov’s Macy’s	(3) (3)

Washington Crown Center Washington, PA	Same Store	100%	2003	1969/1999	7	Sears Bon-Ton Gander Mountain Sports Macy’s	8/17/09 1/31/10 7/24/13 (3)

Willow Grove Park Willow Grove, PA	Same Store	100%	2000/2003	1982/2001	5	Sears Bloomingdale’s Macy’s	(3) (3) 1/31/22

Wiregrass Commons (5) Dothan, AL	Same Store	100%	2003	1986/1999	7	Dillard’s JC Penney McRae’s Parisian	(3) (3) (3) (3)

Pennsylvania Real Estate Investment Trust

Property Information as of December 31, 2006 (continued)

Properties (1)	Same Store/New	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors /Majors Tenants	Lease Expiration
Woodland Mall Grand Rapids, MI	New	100%	2005	1968/1998	8	JC Penney Sears Macy’s Kohl’s	(3) (3) (3) 1/31/09

Wyoming Valley Mall Wilkes-Barre, PA	Same Store	100%	2003	1974/1995	11	Bon-Ton JC Penney Sears Macy’s	1/31/12 1/31/07 8/1/11 1/31/07

POWER CENTERS
Christiana Power Center Newark, DE	Same Store	100%	1998	1998	8	Costco Dick’s Sporting Goods	9/30/18 11/30/13

Creekview Shopping Center Warrington, PA	Same Store	100%	1999	2001	5	Target Lowe’s Genuardi’s	(3) (3) 12/31/21

Metroplex Shopping Center (4) Plymouth Meeting, PA	Same Store	50%	1999	2001	5	Target Lowe’s Giant Food Store	(3) (3) 2/28/21

Northeast Tower Center Philadelphia, PA	Same Store	100%	1998/1999	1997/1998	8	Home Depot Raymour & Flanigan Wal-Mart	(3) (3) 1/31/14

Paxton Towne Centre Harrisburg, PA	Same Store	100%	1999	2001	5	Target Kohl’s Weis Markets Costco	(3) 1/25/21 11/30/20 (3)

Red Rose Commons (4) Lancaster, PA	Same Store	50%	1998	1998	8	Weis Markets Home Depot	(3) (3)

The Court at Oxford Valley (4) Langhorne, PA	Same Store	50%	1997	1996	10	Best Buy BJ’s Dick’s Sporting Goods Home Depot Linens `N Things	12/31/11 (3) 4/15/11 (3) 2/14/17

Whitehall Mall (4) Allentown, PA	Same Store	50%	1964	1964/1998	8	Kohl’s Sears Bed, Bath & Beyond	3/9/07 9/18/11 1/31/10

STRIP CENTERS
Crest Plaza Shopping Center Allentown, PA	Same Store	100%	1964	1959/2003	3	Weis Markets Target	10/31/14 (3)

Springfield Park I & II Springfield, PA	Same Store	50%	1997/1998	1997/1998	8	Target Bed, Bath & Beyond LA Fitness	(3) 1/31/09 3/31/17

The Commons at Magnolia Florence, SC	Same Store	100%	1999	1991/2002	4	Goody’s Target	5/31/12 (3)

(1)	Does not include 108,100 sf at Westgate Anchor pad in Bethlehem, PA leased to Bon-Ton with expiration date of 11/23/2010.
(2)	The Gallery at Market East is a consolidation of Gallery at Market East I and Gallery at Market East II.
(3)	Space is not owned by PREIT.
(4)	Property is managed by a third party.
(5)	Properties are subject to a ground lease.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	December 31, 2006				December 31, 2005
	GAAP	Share of Unconsolidated Partnerships	Assets Held for Sale	Total	GAAP	Share of Unconsolidated Partnerships	Assets Held for Sale	Total
ASSETS
Investments in real estate, at cost
Operating properties	$2,909,862	$183,552	$—	$3,093,414	$2,807,575	$169,301	$8,268	$2,985,144
Construction in progress	216,892	3,836	—	220,728	54,245	2,220	—	56,465
Land held for development	5,616	—	—	5,616	5,616	—	—	5,616
Other properties	—	—	1,339	1,339	—	—	1,504	1,504

TOTAL INVESTMENTS IN REAL ESTATE	3,132,370	187,388	1,339	3,321,097	2,867,436	171,521	9,772	3,048,729
Accumulated depreciation	(306,893)	(39,188)	—	(346,081)	(220,788)	(32,459)	—	(253,247)

Net investments in real estate	2,825,477	148,200	1,339	2,975,016	2,646,648	139,062	9,772	2,795,482

Investments in partnerships, at equity	38,621	(38,621)	—	—	41,536	(41,536)	—	—
Other assets:
Cash and cash equivalents	15,808	2,919	—	18,727	22,848	4,186	—	27,034
Rents and other receivables (2)	46,065	9,861	—	55,926	46,492	11,407	—	57,899
Assets held for sale	1,401	—	(1,339)	62	17,720	—	(9,772)	7,948
Intangible assets, net	139,117	1,191	—	140,308	173,594	—	—	173,594
Deferred costs and other assets, net of accumulated amortization	79,120	8,733	—	87,853	69,709	12,151	—	81,860

TOTAL OTHER ASSETS	320,132	(15,917)	(1,339)	302,876	371,899	(13,792)	(9,772)	348,335
TOTAL ASSETS	$3,145,609	$132,283	$—	$3,277,892	$3,018,547	$125,270	$—	$3,143,817

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,572,908	$189,940	$—	$1,762,848	$1,332,066	$134,500	$17,114	$1,483,680
Debt premium on mortgage notes payable	26,663	—	—	26,663	40,066	—	—	40,066
Credit Facility	332,000	—	—	332,000	342,500	—	—	342,500
Notes payable	1,148	—	—	1,148	94,400	—	—	94,400
Distributions in excess of partnership investments	63,439	(63,439)	—	—	13,353	(13,353)	—	—
Liabilities related to assets held for sale	34	—	—	34	18,233	—	(17,114)	1,119
Other liabilities	105,754	5,782	—	111,536	82,733	4,123	—	86,856

TOTAL LIABILITIES	2,101,946	132,283	—	2,234,229	1,923,351	125,270	—	2,048,621

Minority interest	114,363	—	—	114,363	118,320	—	—	118,320

Shareholders’ equity:
Shares of beneficial interest at $1 par	36,947	—	—	36,947	36,521	—	—	36,521
Preferred shares at $0.01 par	25	—	—	25	25	—	—	25
Capital contributed in excess of par	917,322	—	—	917,322	899,439	—	—	899,439
Accumulated other comprehensive income	7,893	—	—	7,893	4,377	—	—	4,377
(Distributions in excess of net income) retained earnings	(32,887)	—	—	(32,887)	36,514	—	—	36,514

TOTAL SHAREHOLDERS’ EQUITY	929,300	—	—	929,300	976,876	—	—	976,876

TOTAL LIABILITIES, MINORITY INTERESTS AND SHAREHOLDERS’ EQUITY	$3,145,609	$132,283	$—	$3,277,892	$3,018,547	$125,270	$—	$3,143,817

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities in order to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $22.6 million ($19.4 million wholly-owned, $3.2 million partnership) and $19.4 million ($16.3 million wholly-owned, $3.1 million partnership) for 2006 and 2005, respectively.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	December 31, 2006				December 31, 2005
	Malls	Power and Strip Centers	Corporate and Other Properties	Total	Malls	Power and Strip Centers	Corporate and Other Properties	Total
ASSETS
Investments in real estate:
Investments in real estate, at cost	$2,926,810	$278,194	$116,093	$3,321,097	$2,719,146	$287,259	$42,324	$3,048,729
Accumulated depreciation	(288,069)	(57,323)	(689)	(346,081)	(201,176)	(52,071)	—	(253,247)

Net investments in real estate	2,638,741	220,871	115,404	2,975,016	2,517,970	235,188	42,324	2,795,482

Other assets:
Cash	13,362	1,514	3,851	18,727	17,449	3,635	5,950	27,034
Rents and other receivables	38,379	13,074	4,473	55,926	35,698	14,805	7,396	57,899
Assets held for sale	—	52	10	62	7,861	87	—	7,948
Intangible assets, net	128,503	—	11,805	140,308	161,765	—	11,829	173,594
Deferred costs and other assets, net of accumulated amortization	46,424	10,129	31,300	87,853	38,918	12,002	30,940	81,860

TOTAL OTHER ASSETS	226,668	24,769	51,439	302,876	261,691	30,529	56,115	348,335
TOTAL ASSETS	$2,865,409	$245,640	$166,843	$3,277,892	$2,779,661	$265,717	$98,439	$3,143,817

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,670,436	$92,412	$—	$1,762,848	$1,393,727	$89,953	$—	$1,483,680
Debt premium on mortgage notes payable	26,052	611	—	26,663	39,094	972	—	40,066
Credit Facility	—	—	332,000	332,000	—	—	342,500	342,500
Notes payable	1,148	—	—	1,148	—	—	94,400	94,400
Liabilities related to assets held for sale	—	15	19	34	1,094	4	21	1,119
Other liabilities	56,468	2,962	52,106	111,536	49,531	4,014	33,311	86,856

TOTAL LIABILITIES	1,754,104	96,000	384,125	2,234,229	1,483,446	94,943	470,232	2,048,621

Minority interest			114,363	114,363	3,016	—	115,304	118,320

Shareholders’ equity:
Shares of beneficial interest at $1 par	—	—	36,947	36,947	—	—	36,521	36,521
Preferred shares at $0.01 par	—	—	25	25	—	—	25	25
Capital contributed in excess of par	—	—	917,322	917,322	—	—	899,439	899,439
Accumulated other comprehensive income	—	—	7,893	7,893	—	—	4,377	4,377
(Distributions in excess of net income) retained earnings	—	—	(32,887)	(32,887)	—	—	36,514	36,514
Net investment	1,111,305	149,640	(1,260,945)	—	1,293,199	170,774	(1,463,973)	—

TOTAL SHAREHOLDERS’ EQUITY	1,111,305	149,640	(331,645)	929,300	1,293,199	170,774	(487,097)	976,876

TOTAL LIABILITIES, MINORITY INTERESTS AND SHAREHOLDERS’ EQUITY	$2,865,409	$245,640	$166,843	$3,277,892	$2,779,661	$265,717	$98,439	$3,143,817

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities in order to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate

(in thousands)

	December 31, 2006			December 31, 2005
	Cost (1)	Accumulated Depreciation	Net Real Estate	Cost (1)	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$59,514	$7,745	$51,769	$56,003	$5,844	$50,159
Capital City Mall	92,132	7,703	84,429	88,658	4,550	84,108
Chambersburg Mall	36,269	3,166	33,103	35,238	2,094	33,144
Cherry Hill Mall	231,472	19,115	212,357	209,683	13,478	196,205
Crossroads Mall	33,440	3,500	29,940	32,269	2,318	29,951
Cumberland Mall	57,410	2,409	55,001	55,236	1,082	54,154
Dartmouth Mall	60,762	16,487	44,275	60,548	13,719	46,829
Echelon Mall	22,380	4,149	18,231	18,148	3,043	15,105
Exton Square Mall	145,617	12,930	132,687	144,828	9,699	135,129
Francis Scott Key Mall	67,952	5,583	62,369	62,262	3,624	58,638
Gadsden Mall	51,636	2,349	49,287	50,448	1,016	49,432
The Gallery at Market East	104,669	6,768	97,901	78,034	4,580	73,454
Jacksonville Mall	68,200	6,128	62,072	67,276	4,109	63,167
Logan Valley Mall	93,042	9,560	83,482	91,916	6,449	85,467
Lycoming Mall	71,881	5,022	66,859	57,216	3,207	54,009
Magnolia Mall	72,113	12,705	59,408	65,587	10,986	54,601
The Mall at Prince Georges	98,467	18,649	79,818	92,690	15,667	77,023
Moorestown Mall	77,242	10,873	66,369	76,654	8,066	68,588
New River Valley Mall	49,982	2,979	47,003	31,506	1,834	29,672
Nittany Mall	41,708	3,735	37,973	39,587	2,281	37,306
North Hanover Mall	30,494	2,782	27,712	29,015	1,842	27,173
Orlando Fashion Square	112,318	6,232	106,086	109,718	3,125	106,593
Palmer Park Mall	33,847	8,616	25,231	33,543	7,636	25,907
Patrick Henry Mall	136,901	10,876	126,025	129,881	5,976	123,905
Phillipsburg Mall	51,330	4,296	47,034	49,162	2,914	46,248
Plymouth Meeting Mall	84,829	8,555	76,274	81,772	6,246	75,526
Schuylkill Mall	8,411	1,062	7,349	8,268	—	8,268
South Mall	28,604	2,418	26,186	27,110	1,627	25,483
Uniontown Mall	36,337	3,904	32,433	35,127	2,615	32,512
Valley Mall	87,245	8,792	78,453	86,301	5,930	80,371
Valley View Mall	65,912	5,177	60,735	61,171	3,399	57,772
Viewmont Mall	82,017	6,024	75,993	77,311	4,069	73,242
Washington Crown Center	41,581	5,843	35,738	42,538	3,984	38,554
Westgate Anchor Pad	3,450	—	3,450	3,400	—	3,400
Willow Grove Park	196,200	22,357	173,843	176,107	16,687	159,420
Wiregrass Mall	38,297	3,271	35,026	37,459	2,245	35,214
Woodland Mall	178,296	5,660	172,636	160,044	24	160,020
Wyoming Valley Mall	99,277	7,325	91,952	91,736	4,861	86,875

Total Consolidated Malls	2,851,234	274,745	2,576,489	2,653,450	190,826	2,462,624

Unconsolidated Malls
Lehigh Valley Mall	21,351	10,824	10,527	17,953	10,223	7,730
Springfield Mall	54,225	2,500	51,725	47,743	127	47,616

Total Unconsolidated Malls	75,576	13,324	62,252	65,696	10,350	55,346

TOTAL MALLS	$2,926,810	$288,069	$2,638,741	$2,719,146	$201,176	$2,517,970

(1)	Includes development and construction in progress costs at operating properties.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (continued)

(in thousands)

	December 31, 2006			December 31, 2005
	Cost (1)	Accumulated Depreciation	Net Real Estate	Cost (1)	Accumulated Depreciation	Net Real Estate
Consolidated Power Centers/Strips
Christiana Power Center	$40,935	$7,656	$33,279	$40,705	$6,527	$34,178
Creekview Shopping Center	19,098	4,689	14,409	19,095	3,772	15,323
Northeast Tower Center	33,748	5,119	28,629	33,661	4,240	29,421
Paxton Towne Centre	54,057	9,414	44,643	53,945	7,622	46,323
Crest Plaza	16,229	3,139	13,090	16,249	2,476	13,773
South Blanding Village	—	—	—	9,505	3,594	5,911
The Commons at Magnolia	9,724	2,131	7,593	9,784	1,732	8,052

Total Consolidated Power Centers/Strips	173,791	32,148	141,643	182,944	29,963	152,981

Unconsolidated Power Centers/Strips
The Court at Oxford Valley	27,735	6,151	21,584	27,702	5,550	22,152
Metroplex Shopping Center	42,024	9,113	32,911	42,024	7,568	34,456
Red Rose Commons	11,934	2,290	9,644	11,942	1,974	9,968
Whitehall Mall	15,664	6,684	8,980	15,627	6,204	9,423
Springfield Park	7,046	937	6,109	7,020	812	6,208

Total Unconsolidated Power Centers/Strips	104,403	25,175	79,228	104,315	22,108	82,207

TOTAL POWERS AND STRIP CENTERS	278,194	57,323	220,871	287,259	52,071	235,188

Development Properties
Lacey Retail Center, Lacey Twp, NJ	21,945	—	21,945	16,045	—	16,045
New Garden Town Center, New Garden Twp, PA	34,793	—	34,793	8,683	—	8,683
New River Valley Retail Center, Christianburg, VA	5,707	—	5,707	4,503	—	4,503
Springhills, Gainesville, FL	26,086	—	26,086	—	—	—
Monroe Marketplace, Selinsgrove, PA	6,313	—	6,313	—	—	—
The Plaza at Magnolia, Florence, SC	6,885	—	6,885	4,463	—	4,463

Total Development Properties	101,729	—	101,729	33,694	—	33,694

Unconsolidated Development Properties
Pavilion at Market East, Philadelphia, PA	7,243	689	6,554	1,510	—	1,510
Swedes Square, New Castle, DE	166	—	166	—		—

Total Unconsolidated Development Properties	7,409	689	6,720	1,510	—	1,510

Other Properties
P&S Building	1,339	—	1,339	1,504	—	1,504
Land held for development	5,616	—	5,616	5,616	—	5,616

Total Other Properties	6,955	—	6,955	7,120	—	7,120

TOTAL INVESTMENT IN REAL ESTATE	$3,321,097	$346,081	$2,975,016	$3,048,729	$253,247	$2,795,482

CONSOLIDATED PROPERTIES	$3,133,709	$306,893	$2,826,816	$2,877,208	$220,789	$2,656,419

UNCONSOLIDATED PROPERTIES	187,388	39,188	148,200	171,521	32,458	139,063

TOTAL INVESTMENT IN REAL ESTATE	$3,321,097	$346,081	$2,975,016	$3,048,729	$253,247	$2,795,482

(1)	Includes development and construction in progress costs at operating properties.

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of December 31, 2006

NAME OF PROJECT LOCATION	PREIT’s PROJECTED SHARE OF COST	PREIT’S INVESTMENT	RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
ENCLOSED MALL	(in millions)	(in millions)

Capital City Mall Camp Hill, PA	$12.8	$10.3	9.7%	2005	2006

An existing 5,000 square foot food court and 19,000 square foot theater were redeveloped into 21,000 square feet of new specialty retail space/restaurants and a new eight-bay 5,000 square foot food court for a net increase in property GLA of approximately 2,000 square feet.

Patrick Henry Mall Newport News, VA	29.4	27.0	10.0%	2005	2006

Consolidation of Dillard’s Men’s Store with Dillard’s for a net reduction in anchor GLA of 38,000 square feet; addition of 21,000 square foot Border’s (increase of 17,000 in net square feet); addition of a 50,000 square foot Dick’s Sporting Goods, 6,000 square foot Red Robin restaurant and 40,000 square foot of new small shop GLA for a net increase in total property GLA of approximately 75,000 square feet.

Cumberland Mall Vineland, NJ	5.7	4.1	10.6%	2005	2006

A 24,000 square foot Best Buy was added on land adjacent to the Cumberland Mall. An additional 10,000 square feet of outparcel space will also be added for a net increase in property GLA of approximately 34,000 square feet.

New River Valley Mall Christiansburg, VA	26.4	18.1	8.0%	2005	2007

Regal Cinemas will be relocated and expanded into a free-standing 14 screen theater for an incremental 27,000 square feet; addition of 45,000 square foot Dick’s Sporting Goods in a combination of small shop space and vacant anchor space for a net decrease in GLA of 9,000 square feet and the addition of a 6,000 square foot Red Robin restaurant; addition of 23,000 square foot Community College and 3,000 square feet of food court space. The net increase in property GLA is expected to be approximately 50,000 square feet.

Valley View Mall LaCrosse, WI	4.7	4.6	10.8%	2005	2006

An in-line 31,000 square foot Barnes & Noble opened at the mall, consisting of 23,000 square feet of existing in-line space and 8,000 square feet of new GLA.

Francis Scott Key Mall Frederick, MD	4.9	3.3	8.0%	2006	2007

An in-line 27,000 square foot Barnes & Noble is expected to open at the mall in early 2007, consisting of 5,000 square feet of new GLA and 22,000 square feet of existing mall GLA.

Lycoming Mall Pennsdale, PA	18.1	14.0	10.6%	2006	2007

Added a Best Buy outparcel of 20,000 square feet and a net increase of 23,000 square feet of in-line GLA consisting of a 45,000 square foot Dick’s Sporting Goods, a 22,000 square foot Borders and a 17,000 square foot Old Navy which are occupying new GLA and 61,000 square feet of existing in-line GLA. The redevelopment has increased property GLA by a net amount of 43,000 square feet and also will include a cosmetic renovation that is expected to be completed in 2007.

Magnolia Mall Florence, SC	17.7	4.7	9.5%	2006	2007

A 28,000 square foot Barnes & Noble, consisting of 15,000 square feet of existing GLA and 13,000 square feet of new GLA will be added to the mall as in-line space next to Belk’s. Dick’s Sporting Goods also is expected to open a 45,000 square foot store between JC Penney and Sears. The net increase in property GLA is 58,000 square feet.

Lehigh Valley Mall Allentown, PA	21.5	1.8	8.6%	2006	2008

A 140,000 square foot Lifestyle addition, including a 30,000 square foot Barnes & Noble, will be added with shops and restaurants. A 10,000 square foot Chi-Chi’s was demolished as part of this project. The net increase in total property GLA is 130,000 square feet.

Beaver Valley Mall Monaca, PA	9.2	2.1	9.5%	2006	2007

Includes the addition of a 45,000 square foot Dick’s Sporting Goods to the mall, consisting of 28,000 square feet of existing in-line space and 17,000 square feet of new GLA.

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of December 31, 2006 (continued)

NAME OF PROJECT LOCATION	PREIT’s PROJECTED SHARE OF COST	PREIT’S INVESTMENT	RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
ENCLOSED MALL (continued)	(in millions)	(in millions)

Plymouth Meeting Mall Plymouth Meeting, PA	83.9	21.9	8.6%	2007	2008

A planned 142,000 square foot addition is expected to include a 65,000 square foot Whole Foods Market, 39,000 square feet of retail GLA, four themed restaurants totaling 34,000 square feet and a 4,000 square foot bank.

Cherry Hill Mall Cherry Hill, NJ	197.7	21.3	7.1%	2007	2009

Includes the demolition of the former 262,000 square foot Strawbridge’s and the addition of a two-level, 138,000 square feet Nordstrom; Crate & Barrel and The Container Store on two outparcels totaling 59,000 square feet; 72,000 square feet from a combination of a Bistro Row and parking deck restaurants; and 88,000 square feet of new in-line retail space in the old food court and Strawbridge’s area. Nordstrom is expected to occupy a portion of the former Strawbridge’s location and is scheduled to open in the spring of 2009. The net increase in total property GLA is 95,000 square feet.

Willow Grove Park Willow Grove, PA	54.4	18.7	7.8%	2007	2008

The former 229,000 square foot Strawbridge’s is expected to be replaced by a 190,000 square foot Boscov’s and an 86,000 square foot Lifestyle addition, which may include a theater, restaurants and other tenants.

Moorestown Mall Moorestown, NJ	TBD	0.2	TBD	2007	TBD
A 16,000 square foot Lane Furniture is planned for, adding 3,000 square feet of new GLA and the reabsorption of 13,000 square feet of vacant GLA. We also expect to add two restaurants, totaling 6,000 square feet of outparcel space. We also expect to update entrances and facades for a net increase in total property GLA of approximately 9,000 square feet.

MIXED USE

Voorhees Town Center (Formerly Echelon Mall) Voorhees, NJ	60.7	6.0	9.7%	2007	2008

Includes a reduction in mall GLA by 470,000 square feet to 654,000 square feet and the addition of 131,000 square feet of town center retail space, a 65,000 square foot supermarket and 26,000 square feet of outparcel space for a net reduction in retail GLA of 248,000 square feet. 425 residential units are expected to be constructed by our ground lessee and its affiliates.

Total Redevelopment Activity	$547.1	$158.1	8.3%

Pennsylvania Real Estate Investment Trust

Development Property Summary as of December 31, 2006

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	PREIT’s PROJECTED SHARE OF COST	PREIT’s INVESTMENT	EXPECTED STABILIZED NOI CAP	CONSTRUCTION START DATE	EXPECTED DATE OF COMPLETION	% LEASED	% OCCUPIED
POWER CENTERS		(in millions)	(in millions)

The Plaza at Magnolia Florence, SC	250,000	$17.2	$13.9	N/A	2006	2007	98%	62%

A power center is under construction near the Magnolia Mall with Home Depot and Kohl’s as anchors. The Home Depot, Longhorn Steakhouse, Olive Garden and Chili’s parcels were sold in 2006. PREIT’s share of cost listed above is the gross cost before reimbursements and proceeds from any other sales. The Kohl’s parcel and the remaining undeveloped outparcels may be sold in 2007.

Lacey Retail Center (2) Lacey Township, NJ	276,000	38.5	21.9	6.4%	2006	2008	56%	0%

A retail shopping center will be anchored by an approximately 133,000 square foot Home Depot. The balance of the center is comprised of in-line stores and outparcels.

New River Valley Retail Center Christiansburg, VA	163,000	29.0	5.7	8.0%	2006	2008	69%	0%

A power center is planned adjacent to the existing New River Valley Mall. Best Buy, Bed Bath & Beyond, Ross, PetSmart, Olive Garden and Panera Bread are expected to be tenants in the new center.

Monroe Marketplace Selinsgrove, PA	699,000	57.0	6.3	9.0%	2007	2008	0%	0%

A 699,000 square foot power center is expected to be developed. PREIT purchased nine of the proposed 125 acres in July 2006.

MIXED USE

Springhills Gainesville, FL	TBD	TBD	26.1	TBD	TBD	TBD	0%	0%

540 acres of land were acquired in 2006 and PREIT is expected to develop a mixed-use property.

New Garden Town Center New Garden Township, PA	715,000	82.1	34.8	9.4%	2008	2009	0%	0%

The planned development includes retail and mixed use components.

OTHER

Valley View Downs(3) South Beaver Township, PA	300,000	10.0	1.3	(3)	TBD	TBD	N/A	0%

PREIT will manage the development of a harness racetrack and a casino accommodating up to 3,000 slot machines on an approximately 208 acre property.

Pavilion at Market East (4) Philadelphia, PA	TBD	TBD	2.0	TBD	TBD	TBD	N/A	0%

TBD

Total Development Activity	2,403,000	$233.8	$112.0	8.5%

(1)	GLA includes tenants that purchased their respective land; therefore, the % leased and occupied will also include these tenants.
(2)	Home Depot is expected to open in 3Q07 with the balance of Phase I open in 1Q08.
(3)	Our acquisition of the site and the construction of the racetrack require the issuance to Valley View Downs (an unaffiliated entity) (“Valley View”) of the sole remaining unissued harness racetrack license in Pennsylvania. The construction of the casino requires the issuance of a gaming license to Valley View. Valley View had been one of two applicants for the racing license. In November 2005, the Harness Racing Commission issued an order denying award of the racing license to both of the applicants. In December 2005, Valley View filed a motion for reconsideration with the Commission. In addition, Valley View filed an appeal of the ruling in the Pennsylvania Commonwealth Court. In June 2006, the Commonwealth Court affirmed the denial of the license to Valley View. In June and July 2006, Valley View and the Commission filed appeals with the Supreme Court of Pennsylvania. In January 2007, the Supreme Court agreed to hear the case. It is anticipated that the matter will be scheduled for oral argument at the April 2007 session. We are unable to predict whether Valley View will be issued the racing license or the gaming license.
(4)	The Partnership’s development plans for the Pavilion at Market East are under review. The Company retains a 40% interest in the partnership.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Three months ended December 31, 2006			Twelve months ended December 31, 2006
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental	$48,790	$1,320	$50,110	$136,725	$1,914	$138,639
GLA and/or anchor replacement
New development projects	5,158	—	5,158	71,959	—	71,959
Renovation with no incremental GLA	3,309	—	3,309	6,916	—	6,916
Tenant allowances	4,909	713	5,622	17,518	1,003	18,521
Recurring capital expenditures:
CAM expenditures	5,016	101	5,117	10,784	273	11,057
Non-CAM expenditures	1,315	331	1,646	3,383	733	4,116

Total recurring capital expenditures	6,331	432	6,763	14,167	1,006	15,173

Total	$68,497	$2,465	$70,962	$247,285	$3,923	$251,208

Pennsylvania Real Estate Investment Trust

Debt Analysis as of December 31, 2006

(in thousands)

	Outstanding Debt (1)
	Fixed Rate	% of Total Indebtedness	Floating Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage notes payable	$1,599,571	75.4%	$—	0.0%	$1,599,571	75.4%
Unconsolidated mortgage notes payable	72,811	3.4%	117,129	5.4%	189,940	8.9%
Corporate notes payable	1,148	0.1%	—	0.0%	1,148	0.1%
Credit Facility	—	0.0%	332,000	15.6%	332,000	15.6%

TOTAL OUTSTANDING DEBT	$1,673,530	78.8%	$449,129	21.2%	$2,122,659	100.0%

AVERAGE INTEREST RATE	6.38%		6.34%		6.37%

(1)	Includes debt premium

		Average Debt Balance
		Mortgage Debt (1)	REMIC (2)	Total Mortgages	Credit Facility	Corporate Notes Payable	TOTAL
Beginning Balance	9/30/2006	$1,360,249	$438,727	$1,798,976	$277,000	$—	$2,075,976
Credit Facility Borrowing	10/15/2006				25,000		25,000
Debt Amortization (3)	10/31/2006	(1,558)	(1,608)	(3,166)			(3,166)
Credit Facility Borrowing	11/6/2006				7,000		7,000
Debt Amortization (3)	11/30/2006	(1,553)	(1,526)	(3,079)			(3,079)
Credit Facility Paydown	12/11/2006				(10,000)		(10,000)
Credit Facility Borrowing	12/12/2006				25,000		25,000
Credit Facility Borrowing	12/27/2006				8,000		8,000
Corporate notes payable	12/29/2006					1,148	1,148
Debt Amortization (3)	12/31/2006	(1,606)	(1,614)	(3,220)			(3,220)

Ending Balance	12/31/2006	$1,355,532	$433,979	$1,789,511	$332,000	$1,148	$2,122,659

Weighted Average Balance		$1,358,693	$437,147	$1,795,839	$305,446	25	$2,101,310

(1)	Includes debt premium.
(2)	The REMIC is a first mortgage loan that has a final maturity date of September 10, 2008 and is secured by a portfolio of 15 properties at an interest rate of 7.43% per annum.
(3)	Includes the amortization of debt premium and balloon payments.

	Debt Maturities
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Credit Facility	Corporate Notes Payable	Total Debt
2007	25,265	12,849	157,063	—	1,148	196,325
2008	40,775	9,789	511,693	—	—	562,257
2009	16,239	1,283	62,381	332,000	—	411,903
2010	17,137	1,174	1,412	—	—	19,723
2011	17,825	1,152	44,451	—	—	63,428
2012	14,876	416	306,580	—	—	321,872
2013	9,816	—	110,458	—	—	120,274
Thereafter	20,096	—	406,781	—	—	426,877

	$162,029	$26,663	$1,600,819	$332,000	$1,148	$2,122,659

(1)	The weighted average period to mortgage maturity is 4.74 years.

Interest Rate Hedging Instruments
Type	Notional Amount	Blended Rate	Latest Settlement Date
10 Year Forward Starting Swaps	$120,000	4.69%	10/31/2007
10 Year Forward Starting Swaps	$250,000	4.80%	12/10/2008
10 Year Forward Starting Swaps	$150,000	5.36%	12/10/2008

Pennsylvania Real Estate Investment Trust

Debt Schedule as of December 31, 2006

(in thousands)

	Proportionate Share(1)			Stated Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service	Balance at Maturity	Maturity Date
	Mortgage Debt	Debt Premium	Total
Beaver Valley Mall	$45,848	$—	$45,848	7.36%	7.36%	$3,972	$42,266	2012
Capital City Mall	51,643	4,353	55,996	7.61%	5.50%	4,603	47,843	2012
Chambersburg Mall (2)	17,967	699	18,666	7.43%	4.99%	1,763	17,200	2008
Cherry Hill Mall	196,797	—	196,797	5.42%	5.42%	13,510	177,689	2012
The Court at Oxford Valley	19,906	—	19,906	8.02%	8.02%	2,319	15,667	2011
Crossroads Mall	12,993	291	13,284	7.39%	5.75%	1,191	12,647	2008
Cumberland Mall - 1st Mortgage	42,870	2,039	44,909	6.50%	5.40%	3,413	38,782	2012
Cumberland Mall - 2nd Mortgage	3,452	—	3,452	5.00%	5.00%	206	—	2017
Dartmouth Mall	66,311	—	66,311	4.95%	4.95%	4,484	57,594	2013
Exton Square Mall	95,843	3,115	98,958	6.95%	5.00%	8,102	93,034	2008
Francis Scott Key Mall (2)	31,442	1,222	32,664	7.43%	4.99%	3,085	30,099	2008
Jacksonville Mall (2)	24,256	943	25,199	7.43%	4.99%	2,380	23,219	2008
Logan Valley Mall (2)	51,206	1,991	53,197	7.43%	4.99%	5,024	49,018	2008
Lycoming Mall (2)	31,442	1,223	32,665	7.43%	4.99%	3,084	30,099	2008
Magnolia Mall	64,767	—	64,767	5.33%	5.33%	4,413	54,212	2015
The Mall at Prince Georges	40,288	294	40,582	8.70%	6.80%	4,135	39,987	2007
Metroplex Shopping Center	31,073	—	31,073	7.25%	7.25%	2,681	28,785	2011
Moorestown Mall	60,864	—	60,864	4.95%	4.95%	4,115	52,863	2013
New River Valley Mall (2)	15,272	594	15,866	7.43%	4.99%	1,498	14,619	2008
Nittany Mall (2)	26,951	1,048	27,999	7.43%	4.99%	2,644	25,799	2008
North Hanover Mall (2)	17,967	699	18,666	7.43%	4.99%	1,763	17,199	2008
Northeast Tower Center (2)	15,721	611	16,332	7.43%	7.43%	1,542	15,049	2008
Palmer Park Mall	16,750	—	16,750	6.77%	6.77%	1,661	15,674	2009
Patrick Henry Mall (2)	45,367	1,764	47,131	7.43%	4.99%	4,451	43,428	2008
Pavilion East Associates	524	—	524	6.00%	6.00%	62	—	2018
Phillipsburg Mall (2)	26,951	1,048	27,999	7.43%	4.99%	2,644	25,799	2008
Red Rose Commons	13,118	—	13,118	7.66%	7.66%	1,220	12,425	2009
Schuylkill Mall (3)	16,462	—	16,462	4.50%	4.50%	—	—	2008
Springfield Park	1,653	—	1,653	7.79%	7.79%	203	1,412	2010
South Mall (2)	13,475	524	13,999	7.43%	4.99%	1,322	12,899	2008
Uniontown Mall (2)	21,561	838	22,399	7.43%	4.99%	2,115	20,639	2008
Valley Mall	90,000	—	90,000	5.49%	5.49%	5,014	78,835	2016
Valley View Mall	35,882	328	36,210	6.15%	5.75%	2,773	34,281	2009
Viewmont Mall (2)	26,951	1,048	27,999	7.43%	4.99%	2,644	25,799	2008
Whitehall Mall	6,537	—	6,537	6.77%	6.77%	641	6,129	2008
Willow Grove Park	157,903	—	157,903	5.65%	5.65%	11,083	133,249	2015
Woodland Mall	156,500	—	156,500	5.58%	5.58%	8,397	140,484	2016
Wyoming Valley Mall (2)	51,206	1,991	53,197	7.43%	4.99%	5,024	49,018	2008

Total Fixed Rate Debt	1,645,719	26,663	1,672,382	6.38%	5.51%	129,181	1,483,741

Variable Rate Debt
Lehigh Valley Mall	75,000	—	75,000	5.91%	5.91%	4,418	75,000	2007
Pavilion East Associates	3,879	—	3,879	8.25%	8.25%	430	3,828	2007
Springfield Mall	38,250	—	38,250	6.45%	6.45%	2,467	38,250	2007

Total Variable Rate Debt	117,129	—	117,129	6.16%	6.16%	7,315	117,078

Total Mortgage Debt	$1,762,848	$26,663	$1,789,511	6.36%	5.55%	$136,496	$1,600,819

CONSOLIDATED MORTGAGES	$1,572,908	$26,663	$1,599,571	6.33%	5.41%	$122,055	$1,419,323

UNCONSOLIDATED MORTGAGES	189,940	—	189,940	6.67%	6.67%	14,441	181,496

CORPORATE NOTES	1,148	—	1,148	0.00%	0.00%	—	—

CREDIT FACILITY	332,000	—	332,000	6.40%	6.40%	21,248	—

Total	$2,095,996	$26,663	$2,122,659	6.37%	5.55%	$157,744	$1,600,819

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	Mortgage Debt represents the properties’ allocated portion of the REMIC.
(3)

In December 2004, the Company completed a modification of the mortgage on Schuylkill Mall. The modification limits the monthly payments to interest plus the excess cash flow from the property. Due to the modification, the timing of future principal payment amounts cannot be determined. In October 2006, this mortgage was further modified to reduce the interest rate from 7.25% to 4.50%.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders: Common Shares Held (1)	December 31, 2006
Barclays Global Investors, NA	3,621,623
ING Clarion Real Estate Securities	2,569,353
Vanguard Group, Inc.	2,095,970
J.P. Morgan Investment Management Inc. (New York)	1,756,926
Nomura Asset Management Co., Ltd.	1,292,200
State Street Global Advisors (U.S.)	961,138
Fidelity Management & Research (US)	895,300
RREEF Real Estate Securities Advisors, L.P.	813,738
Neuberger Berman, LLC	652,799
Cliffwood Partners, LLC	645,100

TOTAL of Ten Largest Institutional:	15,304,147
TOTAL of all Institutional Holders:	27,237,603
Ten Largest as % of Total Institutional:	56.2%

(1)	Based on 13F filings as of 12/31/06 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	December 31, 2006	December 31, 2005	% of December 31, 2006 total
Institutional (1)	27,237,603	25,620,533	66.0%
Retail (2)	9,195,771	9,480,453	22.3%
Insiders (3)	4,811,556	5,575,650	11.7%

TOTAL	41,244,930	40,676,636	100.0%

(1)	Based on 13F filings as of 12/31/06 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of April 7, 2006 (Shares and OP Units only). Excludes 357,405 exercisable options.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations, which is a non-GAAP measure, as income before gains (losses) on sales of operating property and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. We compute Funds From Operations by taking the amount determined pursuant to the NAREIT definition and subtracting dividends on preferred shares (“FFO”). FFO is a commonly used measure of operating performance and profitability in the REIT industry, and we use FFO as a supplemental non-GAAP measure to compare our company’s performance to that of our industry peers. In addition, we use FFO as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, less dividends on preferred shares, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company.

FFO does not include gains (losses) on operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interests in real estate.

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above and below market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.